UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2013 (December 28, 2012)

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-9321	23-6858580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 3, 2013, Universal Health Realty Income Trust (“UHT” or the “Trust”), filed a Form 8-K (the “Original 8-K”) to report the completion of the medical office building acquisition of Northwest Texas Professional Office Tower on December 28, 2012. Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Form 8-K/A is being filed to amend the Original 8-K to provide the financial statements described under Item 9.01(a) below and the pro forma financial information described under Item 9.01(b) below which were omitted from the Original 8-K in accordance with the rules of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of property acquired

Independent Auditors’ Report

Statement of Revenue and Certain Operating Expenses for the nine month period ended December 31, 2011 (unaudited) and year ended March 31, 2011.

Notes to Statement of Revenue and Certain Operating Expenses for the nine month period ended December 31, 2011 (unaudited) and year ended March 31, 2011.

(b) Pro Forma Financial Information

Unaudited pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the acquisition of PeaceHealth Medical Clnic and Northwest Texas Professional Office Tower by UHT is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibit 23.1 Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Unaudited pro forma financial information for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: March 11, 2013	By:	/s/ Charles F. Boyle
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Unaudited pro forma financial information for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

PEACEHEALTH MEDICAL CLINIC

Statement of Revenue and Certain Operating Expenses

Nine-month period ended December 31, 2011 (unaudited)

and year ended March 31, 2011

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Trustees

Universal Health Realty Income Trust:

We have audited the accompanying Statement of Revenue and Certain Operating Expenses (Historical Summary) of PeaceHealth Medical Clinic (the Property) for the year ended March 31, 2011. This Historical Summary is the responsibility of management of Universal Health Realty Income Trust. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Universal Health Realty Income Trust, to be filed with the Securities and Exchange Commission, as described in note 2 to the Statement of Revenue and Certain Operating Expenses. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in note 2 of the Property for the year ended March 31, 2011, in conformity with U.S. generally accepted accounting principles.

December 20, 2012

PEACEHEALTH MEDICAL CLINIC

Statement of Revenue and Certain Operating Expenses

Nine-month period ended December 31, 2011 (unaudited)

and year ended March 31, 2011

	Nine months ended December 31, 2011 (unaudited)	Year ended March 31, 2011
Revenue:
Base rental income	$1,861,677	2,484,915
Operating expense, insurance, and real estate tax recoveries	212,931	251,905

Total revenue	2,074,608	2,736,820

Direct operating expenses:
Operating expenses	57,476	79,102
Interest expense	973,520	1,313,992
Real estate taxes	132,876	157,892

Total direct operating expenses	1,163,872	1,550,986

Excess of revenue over direct operating expenses	$910,736	1,185,834

See accompanying notes to statement of revenue and certain operating expenses.

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PEACEHEALTH MEDICAL CLINIC

Notes to Statement of Revenue and Certain Operating Expenses

Nine-month period ended December 31, 2011 (unaudited)

and year ended March 31, 2011

(1)	Business

The PeaceHealth Medical Clinic (Property), a single-tenant medical office building consisting of approximately 99,000 of rentable square feet, is located in Bellingham, Washington and was acquired by Universal Health Realty Income Trust (the Trust), utilizing a qualified third-party intermediary in connection with a planned like-kind-exchange transaction pursuant to Section 1031 of the Internal Revenue Code, on January 23, 2012. The property is fully occupied by the PeaceHealth Medical Group under an original sixteen-year lease that is scheduled to expire on December 31, 2021 and has four five-year renewal options.

(2)	Basis of Presentation

The Statement of Revenue and Certain Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended December 31, 2011 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended December 31, 2011 is not necessarily indicative of the expected future results.

(3)	Revenue

The Property leases medical office space under a single lease agreement with their tenant. The lease is accounted for as an operating lease. The lease includes provisions under which the Property is reimbursed for the Property’s operating expenses, property taxes, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenant pursuant to the lease agreement. The lease contains annual increases in base rent of 1% each year through the lease termination.

Although the lease provides for tenant increases in minimum lease payments over the term of the lease, rental income is accrued for the full period of occupancy on a straight-line basis. These adjustments increased base rental income by $39,498 (unaudited) for the nine-month period ended December 31, 2011 and increased base rental income by $74,751 for the year ended March 31, 2011.

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PEACEHEALTH MEDICAL CLINIC

Notes to Statement of Revenue and Certain Operating Expenses

Nine-month period ended December 31, 2011 (unaudited)

and year ended March 31, 2011

Fiscal year annual rents to be received from the tenant under the noncancelable operating lease, with a remaining lease term of approximately eleven years, at March 31 2011, are as follows:

2012	$2,434,090
2013	2,458,431
2014	2,483,016
2015	2,507,846
2016	2,532,924
Thereafter	15,064,558

Total	$27,480,865

(4)	Certain Operating Expenses

Certain operating expenses include only those expenses expected to be comparable to the future operations of the Property. These expenses, which include repairs and maintenance, real estate taxes, and interest expense, related to assumed debt is charged to operations as incurred. Expenses such as depreciation and amortization are excluded from the Historical Summary.

(5)	Subsequent Events

Subsequent to March 31, 2011 and through December 20, 2012, management did not identify any subsequent events requiring additional disclosure.

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